EXHIBIT 10.1

                  FIRST AMENDMENT, dated as of February 10, 2006 (this "Amendment"), to the Credit Agreement, dated as of April 19, 2005 (the "Credit Agreement"), among Tommy Hilfiger Corporation, a British Virgin Islands corporation ("Holdings"), Tommy Hilfiger U.S.A., Inc., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), the Syndication Agent and Documentation Agent named therein and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :
                               - - - - - - - - - -

                  WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

                  WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in the manner provided for herein; and

                  WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendment, on the terms and conditions provided for herein;

                  NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

                  1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

                  2. AMENDMENT TO DEFINITION OF "REVOLVING TERMINATION DATE". The definition of "Revolving Termination Date" contained in Section 1.1 of the Credit Agreement is hereby amended by changing the date set forth therein to July 31, 2006.

                  3. REPRESENTATIONS AND WARRANTIES. On and as of the date hereof after giving effect hereto, Holdings and the Borrower hereby confirm, reaffirm and restate the representations and warranties set forth in Section 3 of the Credit Agreement, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case Holdings and the Borrower hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

                  4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date on which (i) the Administrative Agent shall have received counterparts to this Amendment duly executed by Holdings, the Borrower and the Lenders and (ii) the Borrower shall have reduced the Total Revolving Commitments to no more than $100,000,000 in accordance with Section 2.10 of the Credit Agreement.

                  5. CONTINUING EFFECT; NO OTHER CHANGES. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Credit Parties.

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                  6. EXPENSES. Holdings and the Borrower agree to pay and
reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  7. COUNTERPARTS. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                  8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                      -2-

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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                           TOMMY HILFIGER CORPORATION

                           By: /s/ Joseph Scirocco
                             --------------------------------
                             Name: Joseph Scirocco
                             Title: EVP & CFO


                           TOMMY HILFIGER U.S.A., INC.

                           By: /s/ Joseph Scirocco
                             --------------------------------
                             Name: Joseph Scirocco
                             Title: EVP & CFO


                           JPMORGAN CHASE BANK, N.A.,
                           as Administrative Agent and as a Lender

                           By: /s/ Jules Panno
                             --------------------------------
                             Name: Jules Panno
                             Title: Vice President


                           FLEET NATIONAL BANK

                           By: /s/ Douglas J. Bolt
                             --------------------------------
                             Name: Douglas J. Bolt
                             Title: Vice President


                           WACHOVIA BANK, NATIONAL ASSOCIATION

                           By: /s/ Susan T. Gallagher
                             --------------------------------
                             Name: Susan T. Gallagher
                             Title: Vice President


                           CITICORP USA, INC.

                           By: /s/ Jeffrey Nitz
                             --------------------------------
                             Name: Jeffrey Nitz
                             Title: Director


                           PNC BANK, N.A.

                           By: /s/ Michael Nardo
                             --------------------------------
                             Name: Michael Nardo
                             Title: Senior Vice President

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                           SUNTRUST BANK

                           By: /s/ Michael F. Lapresi
                             --------------------------------
                            Name: Michael F. Lapresi
                            Title: Managing Director